UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 28, 2025
ENTERPRISE FINANCIAL SERVICES CORP
(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec Avenue, St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

Registrant's telephone number, including area code
(314) 725-5500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EFSC	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.00% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	EFSCP	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On April 28, 2025, Enterprise Financial Services Corp (the "Company" or "EFSC") issued a press release announcing financial information for the quarter ended March 31, 2025. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

On April 29, 2025, at 10:00 a.m. Central time, the Company intends to hold a webcast to present information on its results of operations for the quarter ended March 31, 2025. The slide presentation which will accompany the webcast is furnished as Exhibit 99.2 and is incorporated herein by reference.

The press release, slide presentation and information contained therein and in this Item 2.02 shall not be deemed “filed” with the Securities and Exchange Commission.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2025, the Company announced that Mr. Scott Goodman, 61, President of Enterprise Bank & Trust ("Enterprise Bank") and a Senior Executive Vice President of the Company, will transition from his current position into the role of a Vice-Chairman of Enterprise Bank, a part-time, non-management role focusing on strategic advisory and client-liason activities. The transition is expected to occur on October 1, 2025 (the "Transition Date"). Mr. Goodman has been President of Enterprise Bank for 12 years and has been with the Company for 22 years.

Also as of the anticipated Transition Date, Mr. Doug Bauche, 55, currently the Chief Credit Officer, will be promoted to the newly-created role of Chief Banking Officer where he will be responsible for the Company's revenue-producing businesses. Mr. Bauche has been with the Company for more than 25 years. Also in connection with the planned transition, Mr. Kevin Handley, 55, will be promoted to the role of Chief Credit Officer, Mr. Bauche's current role, as of the Transition Date. Mr. Handley has been with the Company since 2018 in his role of an Executive Vice President, Regional Senior Lender.

There is no arrangement or understanding between either of the new officers and any other person pursuant to which either of the new officers were appointed. There are no family relationships, as defined in Item 401 of Regulation S-K, between either of the new officers and any of the Company’s executive officers or directors or persons nominated or chosen to become a director or executive officer. There are no transactions that would be required to be reported under Item 404(a) of Regulation S-K for either of the new officers.

Item 7.01 Regulation FD Disclosure.

On April 28, 2025, the Company issued a joint press release with First Interstate BancSystem, Inc. announcing the entry by the Company’s wholly owned subsidiary, Enterprise Bank into a Purchase and Assumption Agreement (the “Purchase Agreement”) with First Interstate Bank ("First Interstate") as discussed in Item 8.01 of this Current Report on Form 8-K. A copy of this press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference herein.

On April 28, 2025, the Company issued a press release announcing the appointment of Mr. Bauche to Chief Banking Officer and Mr. Handley to Chief Credit Officer as discussed in Item 5.02 of this Current Report on Form 8-K. A copy of this press release is attached as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated by reference herein.

Information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.3 and 99.4, shall not be deemed filed for purposes of the Securities Exchange Act of 1934, as amended, nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On April 28, 2025, the Company's wholly owned subsidiary, Enterprise Bank entered into a Purchase Agreement with First Interstate pursuant to which Enterprise Bank will acquire twelve branches (the "Branches") from First Interstate, including certain deposits and loans, and the owned real estate and fixed and other assets associated with the Branches.

The twelve branches Enterprise Bank will acquire are:

•18511 N. Scottsdale Rd., Scottsdale, AZ
•4141 N. Scottsdale Rd. Ste. 101, Scottsdale, AZ
•180 S. Arizona Ave., Chandler, AZ
•19750 N. Maricopa Rd., Maricopa, AZ
•1300 E. Florence Blvd., Casa Grande, AZ
•712 Main St., Eloy, AZ
•635 N. Arizona Blvd., Coolidge, AZ
•161 W. Oak St., Globe, AZ
•3002 N. Campbell Ave. Ste. 100, Tucson, AZ
•357 W. Mariposa Rd., Nogales, AZ
•8001 Metcalf Ave. Ste. 100, Overland Park, KS
•10610 Shawnee Mission Pkwy., Shawnee, KS

Consummation of the transaction is subject to regulatory approvals and other customary conditions of closing. It is currently anticipated that the closing of the transaction will take place by early fourth quarter of 2025.

Enterprise Bank was advised in the transaction by Janney Montgomery Scott LLC acting as financial advisor and Holland & Knight LLP acting as legal counsel.

Forward-looking Statements
This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, statements about the Company’s plans, strategies, goals, objectives, expectations, or consequences of statements about the future performance, operations, products and services of the Company and its subsidiaries, as well as statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, products and services, shareholder value creation and the impact of acquisitions. Forward-looking statements typically are identified with use of terms such as “may,” “might,” “will,” “would,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential,” “could,” “continue” and the negative and other variations of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements are inherently subject to risks and uncertainties and our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those contained in the forward-looking statements.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: the Company’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses and grow the acquired operations, as well as credit risk, changes in the appraised valuation of real estate securing impaired loans, outcomes of litigation and other contingencies, exposure to general and local economic and market conditions, high unemployment rates, higher inflation and its impacts (including U.S. federal government measures to address higher inflation), impacts of trade and tariff policies, U.S. fiscal debt, budget and tax matters, and any slowdown in global economic growth, risks associated with rapid increases or decreases in prevailing interest rates, our ability to attract and retain deposits and access to other sources of liquidity, consolidation in the banking industry, competition from banks and other financial institutions, the Company’s ability to attract and retain relationship officers and other key personnel, burdens imposed by federal and state regulation, changes in legislative or regulatory requirements, as well as current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including rules and regulations relating to bank products and financial services, changes in accounting policies and practices or accounting standards, natural disasters (such as wildfires and earthquakes), terrorist activities, war and geopolitical matters (including the war in Israel and potential for a broader regional conflict and the war in Ukraine and the imposition of additional sanctions and export controls in connection therewith), or pandemics, and their effects on economic and business environments in which we operate, including the related disruption to the financial market and other economic activity; and other risks discussed under the caption “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and other reports filed with the SEC, all of which could cause actual results to differ from those set forth in the forward-looking statements. The Company cautions that the preceding list is not exhaustive of all possible risk factors and other factors could also adversely affect the Company’s results.

Except to the extent required by applicable law or regulation, EFSC disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description
99.1	Press Release dated April 28, 2025.
99.2	Presentation to be conducted April 29, 2025.
99.3	Joint Press Release Relating to Entry into Purchase and Assumption Agreement dated April 28, 2025.
99.4	Press Release Relating to Executive Officer Announcements dated April 28, 2025.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

Date:	April 28, 2025	By:	/s/ Troy R. Dumlao
Troy R. Dumlao
Executive Vice President and Chief Accounting Officer